               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             ---------------------


                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         February 28, 1995
                                                ------------------------------

                              NEWPORT CORPORATION
- ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



  Nevada                              0-1649                 094-0849175
- ------------------------------------------------------------------------------
(State or other jurisdiction         (Commission         (I.R.S. Employer
 of incorporation or organization)   File Number)        Identification No.)


  1791 Deere Avenue, Irvine, CA                                     92714
- ------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code          (714) 863-3144
                                                  ----------------------------


                                Not Applicable
- ------------------------------------------------------------------------------
        (Former name or former address, if changed, since last report.)

Item 2.      Acquisition or Disposition of Assets
             ------------------------------------

            On February 28, 1995 Newport Corporation (the "Company" or "Newport") completed the purchase all of the shares of RAM Optical Instrumentation Inc. ("ROI"). ROI is involved in the manufacture, sale, maintenance, marketing and distribution of precision video-based measurement and inspection systems, optical video probes, fiber optic illuminators and accessories. The Company intends to continue to operate ROI in substantially the same business and maintain it as a wholly-owned subsidiary of the Company. The Company will change the fiscal year of ROI from March 31 to December 31 to conform with the fiscal year end of the Company.

            ROI was acquired by exchange of 1,251,000 shares of Newport common stock for all of the common stock of ROI, an exchange ratio of 20.85 shares of Newport common stock for each share of ROI common stock. The purchase price was determined by arms-length negotiation between the parties. The acquisition will be accounted for as a pooling of interests.

            Pursuant to the Stock Purchase Agreement (as hereinafter defined), the Company agreed to use its best efforts to file a registration statement on Form S-3 under the Securities Act of 1933, as amended, to register the shares of the Company's Common Stock issued to the Sellers (as hereinafter defined) in connection with the acquisition. In addition, the Company has agreed to use its best efforts to keep such registration statement effective for a period of three
(3) years following the closing of the acquisition.

            The foregoing description of the purchase of ROI is qualified in its entirety by reference to the Stock Purchase Agreement dated as of February 14, 1995, between Newport Corporation as Purchaser, RAM Optical Instrumentation, Inc. and Mark G. Arenal, Harry J. Brown, The Harry & Patricia Brown Living Trust 1994, John G. Hartwell, and The John G. Hartwell Family Trust Established 1/3/90 as Sellers, a copy of which agreement is attached hereto as Exhibit 2.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a) Financial Statements of Business Acquired.
                ------------------------------------------

                Audited Financial Statements of ROI as of March 31, 1994 and for the year then ended.

                Unaudited Financial Statements of ROI as of December 31, 1994 and for the nine-month periods ended December 31, 1994 and 1993.

            (b) Pro Forma Financial Information.
                --------------------------------

                The pro forma financial information required to be filed under this Item are not available and, accordingly, are not included herein. By amendment to this Report to be filed as soon as practicable, but in any event within sixty days of this Report, the Company plans to submit such pro forma information.

            (c) Exhibits.
                ---------

                Exhibit
                Number
                ------

                2.1 Stock Purchase Agreement dated as of February 14, 1995, among Newport Corporation as Purchaser, RAM Optical Instrumentation, Inc. and Mark G. Arenal, Harry J. Brown, The Harry & Patricia Brown Living Trust 1994, John G. Hartwell, and The John G. Hartwell Family Trust Established 1/3/90 as Sellers, (Schedules and Exhibits omitted - copies of any Schedules and/or Exhibits omitted will be provided to the Commission upon request).

                99.1 Audited Financial Statements of ROI as of March 31,
                     1994 and for the year then ended (referenced in Item 7 (a) above).

                99.2 Unaudited Financial Statements of ROI as of December 31,
                     1994 and for the nine-month periods ended December 31, 1994 and 1993 (referenced in Item 7 (a) above).

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NEWPORT CORPORATION



Date:  March 14, 1995                  By:____________________________
                                       Robert C. Hewitt
                                       Vice President and
                                       Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


The following exhibits are attached hereto and incorporated herein by reference:

                                                              Sequentially
                                                                Numbered
                                                                  Page
                                                                  ----
 2.1          Stock Purchase Agreement dated as of
              February 14, 1995, among Newport Corporation
              as Purchaser, RAM Optical Instrumentation,
              Inc. and Mark G. Arenal, Harry J. Brown,
              The Harry & Patricia Brown Living Trust 1994,
              John G. Hartwell, and The John G. Hartwell
              Family Trust Established 1/3/90 as Sellers,
              (Schedules and Exhibits omitted - copies of
              any Schedules and/or Exhibits omitted will be
              provided to the Commission upon request).             6

99.1          Audited Financial Statements of ROI as of
              March 31, 1994 and for the year then ended
              (referenced in Item 7 (a) above).                    37

99.2          Unaudited Financial Statements of ROI as of
              December 31, 1994 and for the nine-month
              periods ended December 31, 1994 and 1993
              (referenced in Item 7 (a) above).                    49